UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

VISA Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California (Address of Principal Executive Offices)	94128-8999 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A Common Stock, par value $0.0001 per share	V	New York Stock Exchange
1.500% Senior Notes due 2026	V26	New York Stock Exchange
2.000% Senior Notes due 2029	V29	New York Stock Exchange
2.375% Senior Notes due 2034	V34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 17, 2022, Visa Inc. (the “Company”) announced that the Company’s Board of Directors had unanimously elected Ryan McInerney to succeed Alfred F. Kelly, Jr. as the Company’s Chief Executive Officer, effective February 1, 2023.  At that time, Mr. Kelly will no longer serve as the Company’s Chief Executive Officer but will continue to serve the Company as Executive Chairman of the Board of Directors.  The Board of Directors expects to appoint Mr. McInerney to the Board effective upon his transition to Chief Executive Officer.

Mr. McInerney, 47, has served as President of the Company since 2013.  Prior to joining the Company, Mr. McInerney served as Chief Executive Officer of Consumer Banking for JPMorgan Chase, a global financial services firm, from June 2010 to May 2013, and prior to that time as Chief Operating Officer for Home Lending and Chief Risk Officer for JPMorgan Chase’s consumer businesses.  Prior to joining JPMorgan Chase, Mr. McInerney was a Principal at McKinsey & Company in the firm’s retail banking and payments practices.

The Company has not entered into, amended, or modified any plan, contract, arrangement, grant, or award in connection with the transition described above.  Mr. McInerney does not have any relationship requiring disclosure under Item 404 of Regulation S-K.

A copy of the Company’s press release dated November 17, 2022, announcing the transition described above is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release issued by Visa Inc., dated November 17, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VISA INC.
Date: November 17, 2022	By:	/s/ Kelly Mahon Tullier
Kelly Mahon Tullier Vice Chair, Chief People and Administrative Officer, and Corporate Secretary